UNITED STATES

SECURITIES AND EXCHANE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):       December 12, 2018

PETROGRESS, INC.

(Exact Name of Registrant as Specified in its Charter)

Delaware	000-55854	27-2019626
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

3 Irodotou Street, 5th floor, Piraeus Greece	18538
(Address of Principal Executive Office)	(Zip Code)

Registrant's telephone number, including area code: (212) 376-5228

(former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2 below):

[  ]   Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[  ]   Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[  ]   Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[  ]   Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company [X]

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. [ ]

Item 8.01 – Other Events

On December 12, 2018, Petrogress, Inc. issued a press release, a copy of which is attached to this Form 8-K as Exhibit 99, announcing its partnership with Deliman Oil Company Limited to form a Ghanaian corporation to be known as PG&D Fueling (“PG&D”) which will operate and manage gas/refueling stations in Ghana, Burkina Faso and Niger and associated storage and distribution operations.

Item 9.01 -- Financial Statements and Exhibits

(d)    Exhibits.

Exhibit	Description

99.1	Press release announcing partnership with Deliman Oil Company Limited

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

December 12, 2018

PETROGRESS, INC.

/s/ Christos Traios

Christos Traios, President and CEO

EXHIBIT INDEX

Exhibit	Description

99.1	Press release announcing partnership with Deliman Oil Company Limited